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                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549




                               FORM 8-K




                           CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d)
                               OF THE
                  SECURITIES EXCHANGE ACT OF 1934



                          Date of Report:
                (Date of Earliest Event Reported)

                          March 18, 1994







                             UJB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)



         New Jersey                      1-6451                22-1903313
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(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)



                      301 Carnegie Center, P.O. Box 2066
                      Princeton, New Jersey  08543-2066
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                 (Address of Principal Executive Offices)
                               (Zip Code)




                             (609) 987-3200
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           (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.

           The Registrant hereby files certain financial statements and other materials from Registrant's 1993 Annual Report to Shareholders.


Item 7.    Financial Statements and Exhibits.

           (c)     Exhibits:

                   (1) Selected portions of the UJB Financial Corp. 1993 Annual Report to Shareholders, namely:

                          Consolidated Balance Sheets at December 31, 1993 and
                          December 31, 1992; Consolidated Statements of Income for
                          the years ended December 31, 1993, December 31, 1992 and
                          December 31, 1991; Consolidated Statements of Shareholders'
                          Equity at December 31, 1993, December 31, 1992 and December
                          31, 1991; Consolidated Statements of Cash Flows for the
                          years ended December 31, 1993, December 31, 1992 and
                          December 31, 1991; and Notes to Consolidated Financial
                          Statements.

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                             SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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Dated:  March 18, 1994           UJB FINANCIAL CORP.


                            By:
                                 /s/ WILLIAM J. HEALY
                                 --------------------------
                                  William J. Healy
                                  Executive Vice President
                                    and Comptroller
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                                      -2-
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                                    EXHIBIT INDEX


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Exhibit No.                         Description
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
  (1) Selected portions of the UJB Financial Corp. 1993 Annual Report to Shareholders, namely:

                  Consolidated Balance Sheets at December 31, 1993 and December 31, 1992; Consolidated Statements of Income for the years ended December 31, 1993, December 31, 1992 and December 31, 1991; Consolidated Statements of Shareholders' Equity at December 31, 1993, December 31, 1992 and December 31, 1991; Consolidated Statements of Cash Flows for the years ended December 31, 1993, December 31, 1992 and December 31, 1991; and Notes to Consolidated Financial Statements.
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